U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2006

THE CENTER FOR WOUND HEALING, INC.

(Exact name of registrant as specified in charter)

Nevada	33-8067-NY	87-0618831
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1090 King Georges Post Road, Suite 501, Edison, NJ	08837
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number, including area code: 732 661 2050

(Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

Joseph I. Emas, Attorney at Law

1224 Washington Avenue

Miami Beach, Florida 33139

Telephone: 305.531.1174

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 – ACQUISITION OR DISPOSITION OF ASSETS.

On April 7, 2006, The Center For Wound Healing, Inc. (the “Company”), pursuant to a Contribution Agreement between the Company, Dr. John Capotorto and Dr. Phillip Forman and The Elise Trust and certain related entities, (the “Contribution Agreement”), completed its acquisition of all or substantially all of the Member Interests of certain limited liability companies listed in the Contribution Agreement.

The consideration for the transaction was as follows:

•	An aggregate of Two Million Dollars ($2,000,000.00), paid by certified checks, cashiers checks or by wire at the discretion of the Company, distributed as follows:

Dr. John V. Capotorto: Six Hundred and Sixty Six Thousand, Six Hundred and Sixty Dollars ($666,666.00).

Dr. Phillip Forman: Six Hundred and Sixty Six Thousand, Six Hundred and Sixty Dollars ($666,666.00).

The Elise Trust: Six Hundred and Sixty Six Thousand, Six Hundred and Seven Dollars ($666,667.00).

•	An aggregate of Six Million, One Hundred and Twenty Seven Thousand, Five Hundred and Fifty Three (6,127,543) shares of Company common stock, distributed as follows:

Dr. John V. Capotorto:An aggregate of Two Million, Three Hundred and Seventy Five Thousand, Eight Hundred and Forty Eight (2,375,848) issued as follows:

One Million, Five Hundred and Ninety Eight Thousand, and Seventy Shares (1,598,070) issued and delivered to Dr. John V. Capotorto. Seven Hundred and Seventy Seven Thousand, Seven Hundred and Seventy Eight Shares (777,778) to be issued, held by the attorney for the Company and released pro rata to the percentage of the $5,500,000 in Debentures (sold by the Company in April 7, 2006 to certain investors) redeemed within the previous quarter.

Dr. Phillip Forman : An aggregate of Two million, Three Hundred and Seventy Five Thousand, Eight Hundred and Forty Eight (2,375,848) issued as follows:

One Million, Five Hundred and Ninety Eight Thousand, and Seventy Shares (1,598,070) issued and delivered to Dr. Philip Forman. Seven Hundred and Seventy Seven Thousand, Seven Hundred and Seventy Eight

Shares (777,778) to be issued, held by the attorney for the Company and released pro rata to the percentage of the $5,500,000 in Debentures (sold by the Company in April 7, 2006 to certain investors) redeemed within the previous quarter.

The Elise Trust: An aggregate of Two million, Three Hundred and Seventy Five Thousand, Eight Hundred and Forty Seven (2,375,847) issued as follows:

One Million, Five Hundred and Ninety Eight Thousand, and Seventy Shares (1,598,070) issued and delivered to The Elise Trust. Seven Hundred and Seventy Seven Thousand, Seven Hundred and Seventy Eight Shares (777,777) to be issued, held by the attorney for the Company and released pro rata to the percentage of the $5,500,000 in Debentures (sold by the Company in April 7, 2006 to certain investors) redeemed within the previous quarter.

A copy of the Contribution Agreement is attached hereto as Exhibit 2.1.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial statements of business acquired.

The financial statements required by this Item 9.01(a) will be filed by amendment to this Form 8-K within the period permitted by Item 9.01(c) of Form 8-K.

(b) Pro Forma financial information

The pro forma financial information required by this Item 9.01(b) will be filed by amendment to this Form 8-K within the period permitted by Item 9.01(c) of Form 8-K.

(c) Exhibits

Exhibits	Description
2.1	Contribution Agreement between The Center For Wound Healing, Inc., Dr. John V. Capotorto, Dr. Phillip Forman, and The Elise Trust and Related Enterprises (as defined herein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 12, 2006

THE CENTER FOR WOUND HEALING, INC.

By:	/s/ John DeNobile
Name:	John DeNobile
Title:	President

Exhibit Index

Exhibit No.	Description
Ex 2.1	Form of Contribution Agreement between The Center For Wound Healing, Inc., Dr. John V. Capotorto, Dr. Phillip Forman, and The Elise Trust and Related Enterprises (as defined herein).